. . . 1 The 1Q 2023 Earnings Release Supplement should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on April 20, 2023. Exhibit 99.2 OceanFirst Financial Corp. 1Q 2023 Earnings Release Supplement1 April 2023

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the impact of the COVID-19 pandemic or any other pandemic on our operations and financial results and those of our customers, changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, changes in liquidity, including the size and composition of the Company’s deposit portfolio, including the percentage of uninsured deposits in the portfolio, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on April 20, 2023. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Q1-23 Financial Highlights 3 (1) Core metrics exclude merger related expenses, net branch consolidation expenses (benefit), net loss/gain on equity investments, net loss on sale of investments, and the income tax effect of these items (collectively referred to as “non-core” items). TBV (tangible book value) per common share excludes goodwill, core deposit intangible, and preferred equity. Refer to the “Non-GAAP Reconciliation” in the Appendix and Earnings Release for additional information. Financial Highlights $0.55 Core Diluted EPS 1 $98.8 million Net Interest Income 1.00% Core ROAA 1 12.80% Core ROTCE 1 $0.78 Core PTPP Diluted EPS 1 10.0% CET1 Ratio  The Company maintains on-balance sheet liquidity and funding capacity at 192% of our adjusted uninsured deposits and manages a high-quality investment portfolio.  Capital ratios remain strong when stress tested with mark to market losses on the investment portfolio.  Earnings and profitability pressured due to: (i) the increased beta on deposit costs and (ii) incremental costs from additional funding sources to bolster liquidity.  Loan growth has moderated, reflecting price and credit structure discipline.

. . .OCFC Is Well Positioned for the Current Environment The Bank maintains diverse sources of funding, including on-balance sheet liquidity and funding capacity that represent 192% of adjusted uninsured deposits Liquidity position enhanced by short duration, high quality, and low risk investment portfolio with a manageable fair value mark (~50bps of CET1) Highly operational and granular deposit base, with long-standing client relationships providing stable funding Track record of strong credit performance across asset classes, with a healthy and diversified CRE portfolio 4

Liquidity Sources are Robust and Diverse



192%
3,587
855
492
185
1,181
874
1,871
Liquidity Sources
Adjusted Uninsured Deposits
FRB Discount Window Capacity
FRB Bank Term Funding Program (BTFP)
FedFunds and Repo Lines Available
FHLB Remaining Capacity
Cash and Unpledged Securities
Adjusted Uninsured Deposits

Key actions taken by management during Q1-23:

- Promoted our Insured Cash Sweep program to proactively support customers, driving an increase to more than $100 million.
- Restructured large deposit accounts to meet FDIC insurance requirements.

Liquidity remains robust:

- Adjusted uninsured deposits accounted for 19% of total deposits.
- Cash held on balance sheet increased to $388 million(1).
- OCFC had no outstanding borrowings from the Federal Reserve Discount Window or Bank Term Funding Program, strong sources of back stop liquidity.

Note: All data presented is as of March 31, 2023.
(1) Excludes estimated cash used in daily banking operations.

5

OCEANFIRST

. . .High Quality and Low Risk Investment Portfolio 6  If the entire portfolio were sold at March 31, 2023 valuations, the impact would reduce CET1 by 50 bps.  Portfolio remains high quality and investment grade with 81% rated AAA or AA.  Total duration on the investment portfolio totaled 4 years. Investment Portfolio Composition 51% 7% 14% 16% 6% 3% US Government & Agency Corporate Debt 3% Agency MBS Other CMBS State and Municipal Asset-Backed Total: $1.8B 1,846 1,812 1,749 1,765 1,955 Q2-22 1.90% Q3-22 Q4-22 1.86% Q1-22 2.27% 2.83% 3.40% Q1-23 Average Investments ($ millions) Yield on Investments (%) Portfolio Trends and Yield (1) Note: All data presented is as of March 31, 2023, unless otherwise noted. (1) Average investments includes restricted equity investments comprised primarily of FHLB and FRB stock. Rate Exposure: • 21% floating • 79% fixed Investment Portfolio Composition AFS HTM Equities $'millions Fair Value Duration (Yrs) Amortized Cost Duration (Yrs) Fair Value Asset-Backed 282 - - - - US Gov & Agency 67 4 - - - CMBS 94 3 25 2 - Corporate Debt 9 3 52 - - Agency MBS - - 914 4 - State and Municipal - - 254 6 - Other - - - - 101 Total 452 1,245 101

Deposit Trends

Shift in Deposit Mix to Drive Retention ($'millions)



10,056
2,445
4,287
1,625
812
887
9,831
2,312
3,696
1,606
717
1,500
9,959
2,326
3,910
1,570
749
1,404
9,675
2,101
3,830
1,488
714
1,542
9,993
1,984
3,697
1,309
616
2,387
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Non Int. Bearing
Int. Bearing Checking
Savings
Money Market
Time Deposits

Cost of Deposits		
Type of Account	**Qtr. Avg.**	**March 31 Spot**
Int. Bearing Checking	0.66%	0.59%
Money Market	1.01%	1.36%
Savings	0.10%	0.12%
Time Deposits	2.88%	3.43%
Total (incl. non-int bearing)	**0.88%**	**1.14%**

- Deposits grew by 3% QoQ; excluding brokered deposits, seasonally decreased by $46 million (less than 1%).
- Mix shift in Q1-23 towards time deposits is driven by an increase in promotional CD's of ~$500 million, helping to retain existing customers.
- The duration on retail and brokered CD's were 10.1 months and 7.8 months, respectively.
- We maintain prudent price discipline resulting in an overall deposit beta of 20%. Excluding brokered CDs, our deposit beta totaled 12%. We expect deposit betas to continue to rise as the competitive landscape for deposits increases.

Deposit Beta and Cost Trend



6.4%
0.3%
6.7%
0.4%
9.8%
0.6%
20.0%
1.1%
Q2-22
Q3-22
Q4-22
Q1-23
Deposit Beta (1)
Cost of Deposits (Spot)

(1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022.

7

OCEANFIRST

. . .+80% of Total Deposits Are Insured and Population Remains Granular 8  OCFC’s deposit composition is extremely granular with 98% of all deposit accounts having less than $250K.  OCFC customers have long tenured relationships with an average age of 10 years. The median age of a deposit relationship is 8 years.  Average non-government deposit account is well below the FDIC insurance limit.  Government deposits in New Jersey are protected by the State under the NJ Government Unit Deposit Protection Act and fully collateralized by OCFC. Note: Refer to Appendices for detailed adjusted uninsured deposit bridge as of 3/31/23. Note #2: All data presented is as of March 31, 2023, unless otherwise noted. (1)The State of NJ requires collateralization on municipal deposits and administers a backstop to protect these deposits. Deposit Accounts by Size Length of Customer Relationships 98% 2% <$250K >$250K 32% 20%17% 21% 9% <5 Years 5-10 Years 10-15 Years 15-25 Years >25 Years 232.6K Accounts 155.7K Customers Customer Segment Segment Average Balance Personal $20K Business $123K Government1 $975K 72.2% 77.3% 77.5% 78.7% 81.4% 27.8% 22.7% 22.5% 21.3% 18.6% Q2-22Q1-22 Q3-22 Q4-22 Q1-23 Adj Uninsured Deposits Adj Insured Deposits 10,056 9,831 9,959 9,675 9,993Total Deposits

. . .OCFC’s Customer Base Values Operational Support OCFC’s deposit base is highly operational and values individualized service and support. OCFC customers initiated over 43 million total transactions in 2022 for over $101 billion, turning over our March 31, 2023 deposit balance more than 10 times per year. 13.6% 30.3% 52.0% 0.2% 2.2% 1.7% 58.1% 15.8% 24.6% 0.5% 1.0%43.3 million transactions $101.5 billion Volume Dollars Wires Bill Pay eWallet Checks Cleared ACH Transactions Debit Card (Visa) Legend 1 (1) Legend applies to both volume and dollar charts. 9

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 10  From 2006 to 2022, inclusive of the global financial crisis and COVID-19, OCFC’s CRE net charge-offs to average CRE loans totaled 6 bps per year compared to 81 bps for all commercial banks between $10 - $50 billion in assets.  Peak CRE net charge-offs for OCFC totaled 47 bps in 2020, related to proactively de-risking our balance sheet. Peak CRE charge- offs for Commercial Banks between $10-$50 billion in assets were 455 bps in 2010. 2009 20222006 20102008 20152007 2011 20132012 2014 2016 2017 2018 2019 2020 2021 OCFC CRE NCO / Avg Assets OCFC NCO / Avg Assets Commercial Banks ($10-50 bn) CRE NCO / Avg Assets Commercial Banks ($10-50 bn) NCO / Avg Assets Global Financial Crisis Cumulative NCO’s for OCFC between 2006 and 2022 were minimal, totaling $26.9 million. Hurricane Sandy Source: S&P Global Note: Proxy and US Bank industry reporting is on a one quarter lag

Credit Quality Historically Top Quartile and Well Positioned

CRE Investor Owned - Collateral Details				
$'millions	**CRE: Investor Owned**	**% of Total**	**WA LTV**	**WA DSCR**
Office	1,101	22.9%	63.5	1.86
Retail	1,099	22.9%	56.0	1.67
Multi-Family[2]	921	19.2%	61.1	1.43
Industrial / Warehouse	744	15.5%	48.9	1.96
Hospitality	148	3.1%	50.7	1.59
Other [1]	789	16.4%	45.9	1.73
CRE: Investor Owned	**4,802**	**100.0%**	**55.8**	**1.72**
Construction	504			
CRE IO and Construction Total	**5,306**			

CRE Investor Owner Portfolio by Geography



MD/DC
Other
9%
MA
3%
3%
NY
33%
NJ
25%
26%
PA/DE

- ***Underlying collateral is diversified:*** The underlying collateral for the CRE Investor Owned ("Investor") portfolio is highly diversified and focused in low risk collateral types.
- ***Central business district loans comprise <1.0%*** of total assets and have a weighted average LTV of 60.9% and weighted average DSCR of 1.86.
- ***Criticized and classified office loans comprised of 2.9% of total office loans***.
- ***Maturity wall is modest and has a minimal impact:*** Our maturity wall, totaling $487 million (or 4.9% of total loans), is set to mature in 2023 and 2024 with weighted average rates of 5.99% and 5.41%, for each respective cohort.
  - Repricing analysis was performed on 90% of the maturing 2023 and 2024 CRE Investor and Construction portfolio, increasing interest rates to 7%. **~90% of the population retained a DSCR >/= 1.0 when stressed at the originally underwritten rents**.

Notes:
All data presented represents CRE Investor balances, excluding purchase accounting marks and Construction, and as of March 31, 2023, unless otherwise noted.
(1) Other includes co-operatives, single purpose, stores and some living units / mixed use, investor owned 1-4 family, land / development, and other.
(2) Multi-family properties that are rent regulated 50%+ comprise 0.7% of CRE Investor portfolio.

11

OCEANFIRST

. . .Leading TBV Growth Supported by Prudent Liquidity Management 12 Tangible Book Value per Share Growth (Q4-21 to Q4-22)(1) Note: Source: S&P Global (1) Peers include those companies defined in OCFC DEF 14A filed 4/26/22. Peers include: AUB, BHLB, BRKL, CBU, CNOB, CUBI, EGBN, FFIC, FULT, INDB, LBAI, PFS, SASR, UBSI, WSBC and WSFS. 7.2% (50.0%) (40.0%) (30.0%) (20.0%) (10.0%) -- 10.0% 20.0% Peer 1 OCFC Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Includes Q1-23 9.3%

. . . I N V E S T O R P R E S E N T A T I O N 13 Quarterly Earnings Update

. . .Loan Portfolio Trends 14 Moderated Loan Growth in the Portfolio ($’millions)  Loan growth has moderated prudently, with the expectation of low growth for the remainder of the year.  Diversified portfolio with a focus on CRE Investor Owned and Residential loans.  Attractive and improving loan yields. 4,608 4,809 5,008 5,172 5,297 1,057 1,021 984 997 986503 584 653 622 622 2,688 2,758 2,813 2,862 2,882 3.79% 253 Q1-22 3.95% 252 Q2-22 4.18% 262 Q3-22 4.76% 264 Q4-22 4.96% 253 Q1-23 9,109 9,425 9,719 9,918 10,040 Loan Yield Home Equity & Consumer Residential C&I CRE Owner Occupied CRE Investor Owned

Net Interest Income and Net Interest Margin Trends

Net Interest Income ($'000)



84,227
90,797
95,965
106,488
98,802
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Net Interest Income

Core NIM[1] vs NIM



3.18%
3.06%
3.29%
3.12%
3.36%
3.28%
3.64%
3.54%
3.34%
3.30%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
NIM
Core NIM

NIM Bridge



3.64%
0.33
-0.54
-0.09
3.34%
Q4-22 NIM
Impact of rising rate environment on interest-earning assets
Impact of increase in costs
Impact of purchase accounting, loan prepayments, and payoffs
Q1-23 NIM

Tailwinds

- Average loan balances increased by $156 million from the linked quarter with a loan pipeline of $318 million at March 31, 2023.
- We expect modest compression in Q2-23, absent significant balance sheet volatility.

Headwinds

- Competitive market environment as peers compete on rate for quality credit.
- Maintaining a healthy loan-to-deposit ratio while remaining disciplined on deposit pricing and managing funding costs.

15

OCEANFIRST

[1] Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 16 Core Non-Interest Expense1 ($’000) 42,802 41,721 42,331 45,711 45,981 12,326 12,992 13,937 11,111 13,108 2,1282,519 Q3-22Q1-22 Q2-22 Q1-23 3,206 Q4-22 2,77755,128 57,919 59,045 59,341 61,217 Trident Technology Expense Other Core Non-Int Exp Q3-22 Q4-22 57.51% Q1-22 Q2-22 54.43% 1.87% 54.80% 50.78% 56.49% 1.87% Q1-23 1.89% 1.91% 1.88% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1) Core metrics exclude merger related expenses, net branch consolidation expenses (benefit), net loss/gain on equity investments, net loss on sale of investments, and the income tax effect of these items. Refer to the “Non-GAAP Reconciliation” in the Appendix and Earnings Release for additional information.  Q1-23 core operating expenses, excluding Trident, increased $2.3 million from the prior linked quarter and totaled $59.1 million.  We are implementing a series of operating leverage strategies that will reduce total operating expenses no later than Q4-23 and continuing into 2024.

. . . Strong asset quality trends driven by prudent loan growth and credit decisioning. Quarterly Credit Trends (1 of 2) 17 Non-Performing Loans and Assets ($’000)1 Special Mention and Substandard Loans ($’000) Note: Of the $24.0 million in Special Mention loans and $86.8 million of Substandard loans, $23.0 million (or 95.9%) and $75.9 million (or 87.5%) are current on payments, respectively. 0.25% 0.19% 106 Q1-22 0.18% 0.14% 0 Q2-22 0.19% 0.15% 0 Q3-22 0.19% 0.15% 0 Q4-22 0.18% 0.14% 0 Q1-23 Non-performing loans to total loans Non-performing assets to total assets OREO Non-performing loans 17,224 18,455 19,321 18,508 114,030 103,294 97,353 50,776 86,765 91,611 60,812 54,330 48,214 23,980 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 205,641 164,106 151,683 98,990 110,744 Special Mention Substandard (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. 23,180

. . .Quarterly Credit Trends (2 of 2) 18 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.18% 0.56% Q1-22 0.17% 0.55% Q2-22 0.14% 0.55% Q3-22 0.12% 0.57% Q4-22 0.10% 0.60% Q1-23 0.74% 0.72% 0.69% 0.69% 0.70% PCD & General Credit Marks ACL (92) 9 (252) (5) (47) 1,851 Q1-22 1,254 Q2-22 1,016 Q3-22 3,647 Q4-22 3,013 Q1-23 Provision Expense Net Charge-offs (Recoveries) NCO / Average Loans were 0% for all periods presented.

Generating Consistent and Attractive Returns

Book Value and Tangible Book Value per Common Share ($)[1]


25.58
25.73
26.04
26.81
27.07
15.94
15.96
16.30
17.08
17.42
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Book Value per Share
Tangible Book Value per Common Share

Core ROAA, ROTE[1], and ROTCE[1]


12.23%
11.55%
0.98%
14.53%
13.73%
1.13%
14.40%
13.62%
1.11%
15.86%
15.01%
1.22%
12.80%
12.15%
1.00%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Core ROTE
Core ROTCE
Core ROAA

Capital Management ($'millions)


8.60%
8.39%
8.38%
8.47%
8.37%
2
10
5
10
0
12
0
12
0
12
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Tangible Stockholders' Equity to Tangible Assets[1]
Share Repurchases QTD
Cash Dividend QTD

- Book value per share increased by $0.26 (or 1.0%) per share compared to the linked quarter.
- Tangible book value per common share increased by $0.34 (or 2.0%) compared to the linked quarter.
- Capital ratios remain strong when stress tested with hypothetical sale of entire investment portfolio.

19

(1) Core metrics exclude merger related expenses, net branch consolidation expenses (benefit), net loss/gain on equity investments, net loss on sale of investments, and the income tax effect of these items. Tangible book value and tangible assets exclude goodwill, core deposit intangible, and preferred equity. Refer to the "Non-GAAP Reconciliation" in the Appendix and Earnings Release for additional information.

OceanFirst

. . .OCFC Is Well Positioned for the Current Environment The Bank maintains diverse sources of funding, including on-balance sheet liquidity and funding capacity that represent 192% of adjusted uninsured deposits Liquidity position enhanced by short duration, high quality, and low risk investment portfolio with a manageable fair value mark (~50bps of CET 1) Highly operational and granular deposit base, with long-standing client relationships providing stable funding Track record of strong credit performance across asset classes, with a healthy and diversified CRE portfolio 20

. . . I N V E S T O R P R E S E N T A T I O N 21 Appendix

. . .Adjusted Uninsured Deposit Bridge Detail 22 Note #1: Uninsured deposits are reported at the consolidated Bank level per the Call Report. (1) The State of NJ requires collateralization on municipal deposits and administers a backstop to protect these deposits. (2) Gross exclusions relate to intercompany deposits. Adjusted Uninsured Deposit Bridge $'millions Schedule/Line March 31, 2023 Estimated Uninsured Deposits RC-O Line M.2 5,754 Less: Collateralized Municipal Deposits1 (2,234) Less: Gross Exclusion Deposits2 (1,649) Estimated Adjusted Uninsured Deposits, net of exclusions 1,871 Total Deposits RC-O Line 1 11,711 Less: Gross Exclusion Deposits2 (1,649) Total Deposits, net of exclusions RC Line 13.a 10,062 % of Total Deposits, net of exclusions 18.6%

Non-GAAP Reconciliations (1 of 2)

Non-GAAP Reconciliation

$'000	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
	For the Three Months Ended				
Core Earnings:					
Net income available to common stockholders (GAAP)	26,879	52,268	37,607	27,957	24,755
Add (less) non-recurring and non-core items:					
Merger related expenses	22	276	298	196	1,965
Branch consolidation expense (benefit), net	70	111	(346)	546	402
Net loss (gain) on equity investments[1]	2,193	(17,187)	(3,362)	8,078	2,786
Net loss on sale of investments[1]	5,305	-	-	-	-
Income tax (benefit) expense on items	(1,797)	4,060	824	(2,132)	(1,141)
Core earnings (Non-GAAP)	**32,672**	**39,528**	**35,021**	**34,645**	**28,767**
Income tax expense	8,654	17,353	12,298	8,940	7,974
Provision for credit losses	3,013	3,647	1,016	1,254	1,851
Less: income tax (benefit) expense on non-core items	(1,797)	4,060	824	(2,132)	(1,141)
Core earnings PTPP (Non-GAAP)	**46,136**	**56,468**	**47,511**	**46,971**	**39,733**
Core earnings diluted earnings per share	0.55	0.67	0.60	0.59	0.49
Core earnings PTPP diluted earnings per share	0.78	0.96	0.81	0.80	0.67

(1) The sale of specific positions in two financial institutions impacted both equity investments and debt securities. On the Consolidated Statements of Income, the losses on sale of equity investments and debt securities are reported within net gain (loss) on equity investments ($4.6 million) and other ($697,000), respectively.

OCEANFIRST

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Tangible Equity Total stockholders' equity 1,610,371 1,585,464 1,540,216 1,521,432 1,519,334 Less: Goodw ill 506,146 506,146 506,146 506,146 500,319 Core deposit intangible 12,470 13,497 14,656 15,827 17,005 Tangible stockholders' equity 1,091,755 1,065,821 1,019,414 999,459 1,002,010 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,036,228 1,010,294 963,887 943,932 946,483 Tangible Assets Total Assets 13,555,175 13,103,896 12,683,453 12,438,653 12,164,945 Less: Goodw ill 506,146 506,146 506,146 506,146 500,319 Core deposit intangible 12,470 13,497 14,656 15,827 17,005 Tangible assets 13,036,559 12,584,253 12,162,651 11,916,680 11,647,621